UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

         --------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 19, 2006
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     1-7182                     13-2740599
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     (State or Other               (Commission               (I.R.S. Employer
     Jurisdiction of               File Number)              Identification No.)
     Incorporation)

4 World Financial Center, New York, New York                       10080
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:           (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

On January 19, 2006, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three-month period and year ended December 30, 2005. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary and Segment Data for the three-month period and year ended December 30, 2005 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information furnished under this Item 2.02, including Exhibits 99.1 and 99.2, shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

        (d)    Exhibits


        99.1 Press release dated January 19, 2006 issued by Merrill Lynch & Co., Inc.

        99.2   Preliminary  Unaudited  Earnings Summary and Segment Data for the
               three-month   period  and  year  ended   December  30,  2005  and
               supplemental quarterly data.


                                      * * *


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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MERRILL LYNCH & CO., INC.
                                 -----------------------------------------------
                                                   (Registrant)



                                    By:  /s/ Jeffrey N. Edwards
                                         ---------------------------------------
                                         Jeffrey N. Edwards
                                         Senior Vice President and Chief
                                         Financial Officer




                                    By:  /s/ Laurence A. Tosi
                                         ---------------------------------------
                                         Laurence A. Tosi
                                         Vice President and Finance Director
                                         Principal Accounting Officer


Date:    January 19, 2006


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


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.      Description                                              Page
-----------      -----------                                              ----
99.1             Press release dated January 19, 2006 issued by           5-11
                 Merrill Lynch & Co., Inc.

99.2             Preliminary Unaudited Earnings Summary and Segment      12-17
                 Data for the three-month period and year ended
                 December 30, 2005 and supplemental quarterly data.


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